                                [ABC-NACO LOGO]

                                                                   NEWS
                                                          FOR IMMEDIATE RELEASE

ABC-NACO INC
Suite 502
2001 Butterfield Road
Downers Grove, IL 60515

Tel. (630) 852-1300
Fax (630) 852-2144

                                                    Contact:  James P. Singsank
                                                                   V.P. Finance
                                                                 (312) 322-4605

                              ABC-NACO POSTS FISCAL
                           SECOND QUARTER RESULTS AND
                    ANNOUNCES MAJOR TRACK PRODUCTS INITIATIVE

CHICAGO, IL... March 4, 1999... ABC-NACO Inc. [ABCR] reported results today for the former ABC Rail Products Corporation, and ABC-NACO on a pro forma combined basis for the three months ended January 31, 1999. ABC-NACO was created in a merger effective February 19, 1999. ABC-NACO Inc. will report results for succeeding quarters on a combined basis.

         For its second fiscal quarter ended January 31, 1999, the former ABC Rail Products Corporation had net sales of $73.4 million and a fiscal second quarter net loss of $1.9 million, or 22 cents per ABC Rail Products share, compared with a break even quarter in the same three months last year. The second quarter of fiscal year 1998 included an after-tax loss for the cumulative effect of an accounting change of $1.1 million, or $0.06 per diluted share. On a pro forma combined basis for the recent merger, ABC-NACO's net sales for the second quarter ended January 31, 1999 were $163.4 million; and its net income was $0.9 million, or $0.05 per ABC-NACO share. (See attached summary of financial statements.)

         The lower fiscal 1999 second quarter earnings were due primarily to a decline in sales and margins in the company's track products business.

         Joseph A. Seher, who became ABC-NACO's Chief Executive Officer on February 19th, said, "We're extremely disappointed with these results and have taken immediate action to address the issues within our Track Products Group. Action is already underway on a major initiative to strengthen our market leadership in track products by streamlining our manufacturing operations to reduce costs and restore profitability.

         "This aggressive new program, built around the recent start up of the new, state of the art rail mill in Chicago Heights and our sizable investment in SAP's R-3 ERP software, allows us to reduce our trackwork facilities from seven to five. This permits a reduction in workforce and related costs while at the same time increasing our ability to serve existing and new track products customers. Third quarter earnings results will be impacted by the shutdowns and other related closure costs associated with this change."

         Seher went on to say that overall demand for ABC-NACO's rail products, except in track products, continued to be strong; and he believed the merger would achieve higher savings than originally estimated. The increased savings are anticipated to offset the decline in track products, even if reduced demand in that segment continues. Overall, merger related savings should not only be higher, but should be achieved at an accelerated pace, according to Seher.

         Seher said he also was encouraged by recent operating developments that will help ABC-NACO gain a larger share of suspension system and coupler sales to the freight-car market, which is experiencing near record-level demand.

         The completion of the new plant at the Sahagun facility in Mexico now makes it the most advanced precision-casting operation in the world for side frames and bolsters and will help ABC-NACO meet the increased demand for its high-performance suspension systems. In addition, the American Association of Railroads (AAR) recently certified the Sahagun facility for the manufacture of rail-car couplers. Couplers are already being produced and shipped and will be in full production in Mexico by the end of the fiscal year (July 31, 1999), according to Seher.

         "Our Melrose Park, Illinois plant has increased its coupler output in response to the continuing strong demand for freight cars and also has received AAR approval to manufacture side frames for freight-car suspension systems. Full-scale production of side frames began in February.

         "We are also moving to immediately convert our Richmond, Texas plant to a specialty products facility that will be able to handle the high volume of work being generated by the merger of our two companies. For example, moving certain specialty products to Richmond from the Calera, Alabama plant will immediately begin to improve Calera wheel production efficiencies.

         "The merger was expected to achieve high levels of pre-tax savings due to operating efficiencies, technological improvements and other combined efforts. During the transition period a number of merger integration teams were established and, as a result, we will begin to realize these pre-tax savings starting in the third quarter. Among those savings to be realized immediately are significantly higher levels of SG&A savings than originally anticipated. Overall, expected savings in the fiscal fourth quarter should be even greater and should ramp up quarter-to-quarter thereafter."

         "I am excited and confident," said Seher, "about the future of our new company. We have leadership positions with technologically advanced products serving growing markets worldwide. We have strengthened our management team and are moving quickly to control and reduce costs throughout the company.

         "Our firm focus is on achieving consistent and steadily improving performance that will result in predictability and positive results for our customers, employees and shareholders alike," concluded Seher.

         ABC-NACO Inc. is the leader in the design, engineering and manufacture of high-performance freight rail car, locomotive and passenger rail suspension and coupler systems; wheels and mounted wheel sets; and specialty track products. ABC-NACO also supplies freight railroad and transit signaling systems and services, as well as highly engineered valve bodies and components for industrial flow control systems worldwide.

         Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts, such as those concerning future financial performance and growth, may be deemed to be forward-looking statements that are subject to change based on various factors which may be beyond the control of ABC-NACO Inc. Accordingly, actual results of the company could differ materially from those expressed or implied in any such forward-looking statement. Factors that could affect actual results are described more fully in the ABC Rail Products Corporation Proxy Statement/Prospectus dated January 21, 1999, under the caption "Cautionary Statement Concerning Forward Looking Statements."

                                    -End-

                                TABLES FOLLOW...

                               ABC-NACO INC.
               CONSOLIDATED PRO FORMA STATEMENT OF INCOME
            FOR THE SIX MONTHS ENDED JANUARY 31, 1999 AND 1998
                  ($ in thousands, except per share data)
                                 Unaudited


                                                                          Six Months Ended
                                                                          January 31, 1999
                                                            ---------------------------------------------------------------
                                                                                               Pro Forma
                                                                                              Adjustments         Pro Forma
                                                              ABC             NACO                (1)             Combined
                                                            ---------       ---------        ------------        ----------
NET SALES                                                   $150,935        $182,995              ($1,100)         $332,830
COST OF SALES                                                138,077         154,761               (4,924)          287,914
                                                            ---------       ---------        ------------        ----------
  Gross Profit                                                12,858          28,234                3,824            44,916
SELLING, GENERAL, AND ADMINISTRATIVE EXP                       9,718          17,643                4,824            32,185
                                                            ---------       ---------        ------------        ----------
  Operating Income                                             3,140          10,591               (1,000)           12,731

EQUITY (INCOME) OF JV                                           (553)              0                    0              (553)
OTHER NON-OPERATING EXPENSE                                        0           1,100               (1,100)                0
INTEREST EXPENSE                                               5,983           2,513                    0             8,496
                                                            ---------       ---------        ------------        ----------
  Income before taxes & cumulative
  effect of accounting change                                 (2,290)          6,978                  100             4,788
PROVISION (CREDIT) FOR INCOME TAXES                             (962)          1,038(2)                40               116
                                                            ---------       ---------        ------------        ----------
  Income before cumulative effect of accounting change        (1,328)          5,940                   60             4,672
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                        (1,620)              0                    0            (1,620)
                                                            ---------       ---------        ------------        ----------
  Net Income (loss)                                          ($2,948)         $5,940                  $60            $3,052
                                                            ---------       ---------        ------------        ----------
                                                            ---------       ---------        ------------        ----------
Basic:

Income before cumulative effect of accounting changes         ($0.15)                                                 $0.26
Cumulative effect of accounting changes                        (0.18)                                                 (0.09)
                                                            ---------                                            ----------
     Net income (loss)                                        ($0.33)                                                 $0.17
                                                            ---------                                            ----------
                                                            ---------                                            ----------
Diluted:

Income before cumulative effect of accounting changes         ($0.15)                                                 $0.25
Cumulative effect of accounting changes                        (0.18)                                                 (0.09)
                                                            ---------                                            ----------
     Net income (loss)                                        ($0.33)                                                 $0.16
                                                            ---------                                            ----------
                                                            ---------                                            ----------
Weighted average shares outstanding:

     Basic                                                     8,976                                                 17,964
     Diluted                                                   9,144                                                 18,526

                                                                                    Six Months Ended
                                                                                    January 31, 1998
                                                            --------------------------------------------------------------
                                                                                              Pro Forma
                                                                                              Adjustments        Pro Forma
                                                              ABC              NACO              (1)             Combined
                                                            ---------        --------        ------------        ---------
NET SALES                                                   $138,255         $148,255             ($848)         $285,662
COST OF SALES                                                124,137          127,650            (4,696)          247,091
                                                            ---------        --------        ------------        ---------
  Gross Profit                                                14,118           20,605             3,848            38,571
SELLING, GENERAL, AND ADMINISTRATIVE EXP                       7,973           14,477             4,596            27,046
                                                            ---------        --------        ------------        ---------
  Operating Income                                             6,145            6,128              (748)           11,525

EQUITY (INCOME) OF JV                                           (669)               0                 0              (669)
OTHER NON-OPERATING EXPENSE                                        0              848              (848)                0
INTEREST EXPENSE                                               3,568            2,856                 0             6,424
                                                            ---------        --------        ------------        ---------
  Income before taxes & cumulative
  effect of accounting change                                  3,246            2,424               100             5,770
PROVISION (CREDIT) FOR INCOME TAXES                            1,428            1,290                40             2,758
                                                            ---------        --------        ------------        ---------
  Income before cumulative effect of accounting change         1,818            1,134                60             3,012
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                        (1,111)               0                 0            (1,111)
                                                            ---------       ---------        ------------        ----------
  Net Income (loss)                                             $707           $1,134               $60            $1,901
                                                            ---------       ---------        ------------        ----------
                                                            ---------       ---------        ------------        ----------

Basic:

Income before cumulative effect of accounting changes          $0.20                                                $0.17
Cumulative effect of accounting changes                        (0.12)                                               (0.06)
                                                            ---------                                            ----------
     Net income (loss)                                         $0.08                                                $0.11
                                                            ---------                                            ----------
                                                            ---------                                            ----------
Diluted:

Income before cumulative effect of accounting changes          $0.20                                                $0.16
Cumulative effect of accounting changes                        (0.12)                                               (0.06)
                                                            ---------                                            ----------
     Net income (loss)                                         $0.08                                                $0.10
                                                            ---------                                            ----------
                                                            ---------                                            ----------
Weighted average shares outstanding:

     Basic                                                     8,963                                               17,834
     Diluted                                                   9,259                                               18,602


(1) REFLECTS CERTAIN ADJUSTMENTS TO CONFORM THE ACCOUNTING POLICIES OF BOTH COMPANIES. REFER TO FORM S-4 FOR FURTHER DISCUSSION OF PERIODS COMBINED AND CONFORMITY ADJUSTMENTS.

(2) DURING THE SIX MONTHS, THE COMPANY REVERSED A $2.4 MILLION DEFERRED TAX LIABILITY RELATED TO A TAX CONTINGENCY ITEM FOR WHICH THE STATUTE OF LIMITATIONS HAD EXPIRED.

                               ABC-NACO INC.
              CONSOLIDATED PRO FORMA STATEMENT OF INCOME
            FOR THE THREE MONTHS ENDED JANUARY 31, 1999 AND 1998
                  ($ in thousands, except per share data)
                                 Unaudited

                                                                                Three Months Ended
                                                                                 January 31, 1999
                                                        --------------------------------------------------------------------------
                                                                                                    Pro Forma           Pro Forma
                                                             ABC                  NACO              Adjustments (1)     Combined
                                                        ---------------    -----------------     ------------------    -----------
NET SALES                                                      $73,421              $90,624                  ($649)       $163,396
COST OF SALES                                                   68,511               78,499                 (2,519)        144,491
                                                        ---------------    -----------------     ------------------    -----------
  Gross Profit                                                   4,910               12,125                  1,870          18,905
SELLING, GENERAL, AND ADMINISTRATIVE EXP                         5,070                8,558                  2,469          16,097
                                                        ---------------    -----------------     ------------------    -----------
  Operating Income                                                (160)               3,567                   (599)          2,808

EQUITY (INCOME) OF JV                                             (378)                   0                      0            (378)
OTHER NON-OPERATING EXPENSE                                          0                  649                   (649)              0
INTEREST EXPENSE                                                 3,569                1,185                      0           4,754
                                                        ---------------    -----------------     ------------------    -----------
  Income before taxes & cumulative
  effect of accounting change                                   (3,351)               1,733                     50          (1,568)
PROVISION (CREDIT) FOR INCOME TAXES                             (1,408)              (1,112)(2)                 20          (2,500)
                                                        ---------------    -----------------     ------------------    -----------
  Income before cumulative effect of accounting change          (1,943)               2,845                     30             932
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                               0                    0                      0               -
                                                        ---------------    -----------------     ------------------    -----------
  Net Income (loss)                                            ($1,943)              $2,845                    $30            $932
                                                        ---------------    -----------------     ------------------    -----------
                                                        ---------------    -----------------     ------------------    -----------

Basic:

Income before cumulative effect of accounting changes           ($0.22)                                                      $0.05
Cumulative effect of accounting changes                              -                                                           -
                                                        ---------------                                                -----------
     Net income (loss)                                          ($0.22)                                                      $0.05
                                                        ---------------                                                -----------
                                                        ---------------                                                -----------

Diluted:

Income before cumulative effect of accounting changes           ($0.22)                                                      $0.05
Cumulative effect of accounting changes                              -                                                           -
                                                        ---------------                                                -----------
     Net income (loss)                                          ($0.22)                                                      $0.05
                                                        ---------------                                                -----------
                                                        ---------------                                                -----------

Weighted average shares outstanding:

     Basic                                                       8,976                                                       18,043
     Diluted                                                     9,148                                                       18,530


                                                                                      Three Months Ended
                                                                                       January 31, 1998
                                                          -------------------------------------------------------------------------
                                                                                                       Pro Forma
                                                                                                      Adjustments        Pro Forma
                                                                ABC                 NACO                 (1)              Combined
                                                          ------------------   -----------------    ------------------   ----------
NET SALES                                                           $70,370             $77,528                 ($492)    $147,406
COST OF SALES                                                        63,044              66,525                (2,084)     127,485
                                                          ------------------   -----------------    ------------------   ----------
  Gross Profit                                                        7,326              11,003                 1,592       19,921
SELLING, GENERAL, AND ADMINISTRATIVE EXP                              4,351               7,830                 2,034       14,215
                                                          ------------------   -----------------    ------------------   ----------
  Operating Income                                                    2,975               3,173                  (442)       5,706

EQUITY (INCOME) OF JV                                                  (268)                  0                     0         (268)
OTHER NON-OPERATING EXPENSE                                               0                 492                  (492)           0
INTEREST EXPENSE                                                      1,254               1,463                     0        2,717
                                                          ------------------   -----------------    ------------------   ----------
  Income before taxes & cumulative
  effect of accounting change                                         1,989               1,218                    50        3,257
PROVISION (CREDIT) FOR INCOME TAXES                                     876                 577                    20        1,473
                                                          ------------------   -----------------    ------------------   ----------
  Income before cumulative effect of accounting change                1,113                 641                    30        1,784
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                               (1,111)                  0                     0       (1,111)
                                                          ------------------   -----------------    ------------------   ----------
  Net Income (loss)                                                      $2                $641                   $30         $673
                                                          ------------------   -----------------    ------------------   ----------

Basic:

Income before cumulative effect of accounting changes                 $0.12                                                  $0.10
Cumulative effect of accounting changes                               (0.12)                                                 (0.06)
                                                          -----------------                                              ----------
     Net income (loss)                                                $0.00                                                  $0.04
                                                          -----------------                                              ----------
                                                          -----------------                                              ----------
Diluted:

Income before cumulative effect of accounting changes                 $0.12                                                  $0.10
Cumulative effect of accounting changes                               (0.12)                                                 (0.06)
                                                          -----------------                                              ----------
     Net income (loss)                                                $0.00                                                  $0.04
                                                          -----------------                                              ----------
                                                          -----------------                                              ----------
Weighted average shares outstanding:

     Basic                                                            8,970                                                 17,856
     Diluted                                                          9,291                                                 18,649

(1) REFLECTS CERTAIN ADJUSTMENTS TO CONFORM THE ACCOUNTING POLICIES OF BOTH COMPANIES. REFER TO FORM S-4 FOR FURTHER DISCUSSION OF PERIODS COMBINED AND CONFORMITY ADJUSTMENTS.

(2) DURING THE QUARTER, THE COMPANY REVERSED A $2.4 MILLION DEFERRED TAX LIABILITY RELATED TO A TAX CONTINGENCY ITEM FOR WHICH THE STATUTE OF LIMITATIONS HAD EXPIRED.

                       ABC-NACO, INC.
         CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                      ($ in thousands)
                          Unaudited


                                                                                As of January 31, 1999
                                                      ---------------------------------------------------------------------------
                                                                                               Pro Forma          Pro Forma
                                                         ABC                 NACO            Adjustments (1)       Combined
                                                      --------------   -----------------   ------------------   -----------------
Assets

  Current assets                                           $116,672             $64,011                  $ -            $180,683(2)
  Property, plant and equipment - net                       151,788              68,334                    -             220,122
  Other assets - net                                         49,635                 585                    -              50,220
                                                      --------------   -----------------   ------------------   ----------------
     Total assets                                          $318,095            $132,930                  $ -            $451,025
                                                      --------------   -----------------   ------------------   ----------------
                                                      --------------   -----------------   ------------------   ----------------
Liabilities and Shareholders' Equity

  Current liabilities                                       $57,706             $62,914                  $ -            $120,620
  Long-term debt                                            162,955              43,697                    -             206,652
  Other long-term liabilities                                13,169              13,761                1,965              28,895
  Stockholders' equity                                       84,265              12,558               (1,965)             94,858
                                                      --------------   -----------------   ------------------   ----------------
     Total liabilities and stockholders' equity            $318,095            $132,930                  $ -            $451,025
                                                      --------------   -----------------   ------------------   ----------------
                                                      --------------   -----------------   ------------------   ----------------

(1) REFLECTS CERTAIN ADJUSTMENTS TO CONFORM THE ACCOUNTING POLICIES OF BOTH COMPANIES. REFER TO FORM S-4 FOR FURTHER DISCUSSION OF CONFORMITY ADJUSTMENTS.

(2) AT JANUARY 31, 1999, ABC-NACO HAD APPROXIMATELY $3.0 MILLION OF MERGER-RELATED COSTS DEFERRED ON THE BALANCE SHEET. THIS AMOUNT IS PART OF THE TOTAL MERGER-RELATED COSTS DISCUSSED IN THE FORM S-4 AND WILL BE CHARGED TO INCOME DURING THE THIRD QUARTER OF FISCAL 1999.